Dreyfus U.S. Treasury Intermediate Term Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Options Written

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury

                                                         Intermediate Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Intermediate Term Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus U.S. Treasury Intermediate Term Fund produced a total return of -2.99%,(1) including share price changes and dividend income generated, compared to the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term Index, the fund's benchmark, which had a return of -0.53% .(2) During the period, this fund paid a dividend of approximately $0.372 per share, representing an annualized distribution rate per share of 6.20%.(3)

We attribute our performance to a generally unfavorable market environment for U.S. Treasury securities over the past six months. As global economies began to show signs of improvement from the financial crisis that occurred before the reporting period began, investors became more inclined to move away from the " safe haven" provided by U.S. Treasuries. Instead, they seemed to prefer investing in securities that carried greater risks but also had the ability to
earn    higher    yields.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is composed primarily of Treasury bills, notes and other securities that are issued or guaranteed by the United States government, its agencies or instrumentalities. The fund may also invest in options, futures, and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to rank among the highest-credit-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety for the portfolio. Of
course,    the    market    value    of    the    fund'   s    port   The   Fun
folio securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted portfolio of between three and 10 years.

What other factors influenced the fund's performance?

When the Federal Reserve Board cut key short-term interest rates last fall, just before the six-month reporting period began, they were concerned about economic weakness in overseas markets. Many fixed-income investors had flocked to the safe haven of U.S. Treasury securities because of these economic concerns.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in the first quarter of 1999 that troubled economies in Japan and Southeast Asia had begun to recover. Because investors were reassured that the worst was over, they shifted their assets away from U.S. Treasuries and into riskier securities that offered higher potential returns. This exodus caused U.S. Treasury securities to substantially underperform other types of fixed-income securities

A continuation of robust U.S. economic growth during the second quarter of 1999 caused additional deterioration of Treasury securities prices when investors became concerned that the Federal Reserve might reverse course and raise key short-term interest rates to fight inflation. By the time the Federal Reserve actually implemented modestly higher interest rates on June 30, investors had already translated their expectations into lower prices on U.S. Treasury securities.

What is the fund's current strategy?

To earn as much yield as possible from our holdings, we purchased off-the-run (" OTR") Treasuries, which are Treasury securities that were issued prior to the most recent auction process. The benefit to owning OTR Treasuries is that they tend to produce higher yields because they are often considered slightly less
liquid    than    recent    issues.

In  contrast to U.S. Treasuries, U.S. agency securities provided somewhat better
returns,    partly    because    they   were   the   recipients   of   some   o
the assets that were moving away from Treasuries. Toward the end of the six-month period, we decreased our Treasury exposure, choosing instead to redeploy those assets into agency securities that offered higher returns. As of June 30, 1999, approximately 32% of the portfolio's assets were allocated to agency bonds.

Another contributor to positive performance was the fund's investments in the Treasury Inflation Protection Securities market. We bought these bonds when they were selling at what we believed were inexpensive prices relative to conventional Treasury securities. In an environment characterized by growing fears of inflation, these bonds provided positive returns for the fund

Finally, we have maintained a neutral average duration -- which is a measure of sensitivity to interest rates -- because we do not believe that investors are currently being adequately compensated for taking on the risks of longer-term securities.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS




June 30, 1999 (Unaudited)

                                                                                    Principal
BONDS AND NOTES--88.3%                                                              Amount ($)                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--32.0%

Federal Farm Credit Bank:

   Notes, 5.85%, 6/10/2005                                                           6,000,000                   5,861,760

   Notes, 9.55%, 5/12/2009                                                          13,000,000                  15,795,000

Federal Home Loan Banks,

   Medium-Term Notes, 6.34%, 6/13/2005                                               5,800,000                   5,805,394

Federal National Mortgage Association,

  Medium-Term Notes:

      5.9%, 7/9/2003                                                                13,000,000                  12,880,920

      6.94%, 9/5/2007                                                                6,450,000                   6,465,803

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1997-20, Cl. E, 7.3%, 5/1/2017                                            2,676,648                   2,717,078

      Ser. 1998-20, Cl. E, 6.3%, 5/1/2018                                              974,746                     941,319

      Ser. 1998-20, Cl. J, 5.5%, 10/1/2018                                           2,460,157                   2,271,167

      Ser. 1998-20, Cl. L, 5.8%, 12/1/2018                                           3,936,470                   3,703,903

                                                                                                                56,442,344

U.S. TREASURY  BONDS--29.2%

5.25%, 2/15/2029                                                                     1,500,000                   1,346,820

10.75%, 2/15/2003                                                                    5,000,000                   5,794,350

11.75%, 11/15/2014                                                                  11,000,000                  15,681,160

12%, 8/15/2013                                                                       8,000,000                  11,202,160

12.5%, 8/15/2014                                                                     5,100,000                   7,513,065

13.75%, 8/15/2004                                                                    7,500,000                  10,061,925

                                                                                                                51,599,480

U.S. TREASURY NOTES--25.8%

5.5%, 5/15/2009                                                                      8,000,000                   7,832,640

6.5%, 10/15/2006                                                                    19,000,000                  19,619,780

6.625%, 5/15/2007                                                                    7,000,000                   7,292,880

7.875%, 11/15/2004                                                                  10,000,000                  10,906,600

                                                                                                                45,651,900

U.S. TREASURY PRINCIPAL STRIPS--1.3%

Zero Coupon, 5/15/2005                                                               3,300,000                   2,341,416

TOTAL BONDS AND NOTES

   (cost $162,912,212)                                                                                         156,035,140





OPTIONS--0.0%                                                                        Contracts                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS;

U.S. Treasury Notes, 4.75%, 11/15/2008,

  December '99 @ $100.375

   (cost $438,750)                                                                         180                      11,880
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Principal
SHORT-TERM INVESTMENTS--10.6%                                                       Amount ($)                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.39%, 7/8/1999                                                                        125,000  (a)                124,919

4.22%, 7/22/1999                                                                    14,945,000  (a)             14,909,252

4.42%, 8/5/1999                                                                      2,450,000  (a)              2,440,812

4.28%, 8/19/1999                                                                       570,000                     566,602

4.53%, 9/16/1999                                                                       592,000  (a)                586,200

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,625,499)                                                                                           18,627,785
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $181,976,461)                                                    98.9%                 174,674,805

CASH AND RECEIVABLES (NET)                                                                1.1%                   1,971,603

NET ASSETS                                                                              100.0%                 176,646,408

(A)  HELD BY THE CUSTODIAN IN WHOLE OR IN PART IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES



June 30, 1999 (Unaudited)

                                                                                                              Unrealized
                                                               Market Value                                 Appreciation
                                                                 Covered by                                (Depreciation)
                                        Contracts             Contracts ($)             Expiration         at 6/30/99 ($)
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                    110               11,990,000           September '99                30,078

U.S. Treasury 10 Year Notes                    97               10,785,188           September '99                86,281

U.S. Treasury 30 Year Bonds                    90               10,431,563           September '99               154,688

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                    319               66,332,063           September '99              (142,657)

                                                                                                                 128,390

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPTIONS WRITTEN

June 30, 1999 (Unaudited)

Call Options

ISSUER                                           Contracts            Value ($)
-------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,
December '99 @ $104.78125                             180                1,184

Put Options

ISSUER
-------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,
December '99 @ $95.125                                180              817,740

    (Premiums received $438,750)                                       818,924

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           181,976,461   174,674,805

Interest receivable                                                   3,058,835

Receivable for shares of Beneficial Interest subscribed                  25,602

Prepaid expenses and other assets                                        13,162

                                                                    177,772,404
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            80,346

Cash overdraft due to Custodian                                          46,192

Outstanding options written, at value (premiums
   received $438,750)--See Statement of Options Written                 818,924

Payable for shares of Beneficial Interest redeemed                      114,700

Payable for futures variation margin--Note 4(a)                          13,506

Accrued expenses                                                         52,328

                                                                      1,125,996
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,646,408
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,097,930

Accumulated net realized gain (loss) on investments
   and financial futures                                            (19,898,082)

Accumulated net unrealized appreciation (depreciation)
   on investments and options written (including $128,390
   net unrealized appreciation on financial futures)--Note 4(b)      (7,553,440)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,646,408
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                   14,596,013

NET ASSET VALUE, offering and redemption price per share ($)              12.10

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,088,876

EXPENSES:

Management fee--Note 3(a)                                              536,706

Shareholder servicing costs--Note 3(b)                                 244,813

Professional fees                                                       26,967

Trustees' fees and expenses--Note 3(c)                                  19,003

Registration fees                                                       15,259

Prospectus and shareholders' reports                                     9,121

Custodian fees--Note 3(b)                                                7,751

Loan commitment fees--Note 2                                               429

Miscellaneous                                                            1,685

TOTAL EXPENSES                                                         861,734

Less--reduction in management fee due to undertaking--Note 3(a)       (145,698)

NET EXPENSES                                                           716,036

INVESTMENT INCOME--NET                                               5,372,840
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written         (2,634,162)

Net realized gain (loss) on financial futures                          463,680

NET REALIZED GAIN (LOSS)                                            (2,170,482)

Net unrealized appreciation (depreciation) on investments
   and options written (including $128,390 net unrealized
   appreciation on financial futures)                               (8,602,713)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (10,773,195)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,400,355)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              5,372,840         11,388,718

Net realized gain (loss) on investments            (2,170,482)         1,496,292

Net unrealized appreciation (depreciation)
   on investments                                  (8,602,713)           702,157

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       (5,400,355)        13,587,167
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (5,372,840)      (11,388,718)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      33,111,945         46,995,219

Dividends reinvested                                3,713,681          7,739,609

Cost of shares redeemed                           (30,926,453)      (63,759,554)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                 5,899,173        (9,024,726)

TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,874,022)       (6,826,277)
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                               181,520,430        188,346,707

END OF PERIOD                                     176,646,408        181,520,430
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         2,641,572          3,673,277

Shares issued for dividends reinvested                298,570            607,010

Shares redeemed                                    (2,468,136)       (4,982,384)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         472,006          (702,097)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



-----------------------------------------------------------------------------------------------------------------------------------


                                     Six Months Ended
                                        June 30, 1999                              Year Ended December 31,
                                                               --------------------------------------------------------------------

                                           (Unaudited)         1998          1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value,

   beginning of period                          12.85         12.70         12.69          13.13         12.16         13.60

Investment Operations:

Investment income--net                            .37           .79           .91            .82           .89           .91

Net realized and unrealized
   gain (loss) on investments                    (.75)          .15           .01           (.44)          .97         (1.44)

Total from Investment Operations                 (.38)          .94           .92            .38          1.86          (.53)

Distributions:

Dividends from investment

   income--net                                   (.37)         (.79)         (.91)          (.82)         (.89)         (.91)

Net asset value, end of period                  12.10         12.85         12.70          12.69         13.13         12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            (6.03)(a)          7.61          7.63           3.08         15.77         (3.97)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                 .80(a)            .80           .80            .80           .84           .89

Ratio of net investment income

   to average net assets                     6.01(a)           6.19          7.30           6.41          7.02          7.15

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                .16(a)            .17           .17            .13           .02            --

Portfolio Turnover Rate                    145.81(b)         957.80        643.20         728.01        492.76        696.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            176,646           181,520       188,347        192,296       196,970       185,261

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the fund' s shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,138 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,180,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $11,758,000 of the carryover expires in fiscal 2002, $2,997,000 expires in fiscal 2004 and $1,425,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection
therewith,    the    fund    has    agreed    to    pay     The    Fund
commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through June 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to
$145,698    during    the    period    ended    June    30,    1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the fund was charged $170,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $47,421 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $7,751 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities, options and financial futures, during the period ended June 30, 1999, amounted to $247,499,436 and $248,469,358, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 1999:



                                                                                                  OPTIONS TERMINATED
                                                                                      -----------------------------------------

                                        NUMBER OF                  PREMIUMS                                NET REALIZED
OPTIONS WRITTEN:                        CONTRACTS               RECEIVED ($)           COST ($)          GAIN (LOSS) ($)
--------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 1998                        360                    438,750

Contracts written                            987                  1,060,439

Contracts terminated:

    Closed                                   837                    884,283            743,114                   141,169

    Exercised                                150                    176,156            176,156                        --

    Total contracts terminated               987                  1,060,439            919,270                   141,169

CONTRACTS OUTSTANDING
    JUNE 30, 1999                            360                    438,750

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument
decreases    between    the    date    the    option     The    Fund
is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at June 30, 1999 are set forth in the Statement of Options Written.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at June 30, 1999 are set forth in the Statement of Options Written.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999 are set forth in the Statement of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized depreciation on investments, financial futures and options contracts was $7,553,440, consisting of $634,449 gross unrealized appreciation and $8,187,889 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus U.S. Treasury

                        Intermediate Term Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  072SA996